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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 March 23, 2005

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                          MAXUS TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                      000-26337                  82-0514605
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                               18300 Sutter Blvd.
                          Morgan Hill, California 95037
          (Address of principal executive offices, including zip code)

                                 (408) 782-2005
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item  5.02(b)  Departure  of  Directors  or  Principal  Officers;   Election  of
Directors; Appointment of Principal Officers.

     On March 23, 2005, Gary Powers resigned from his position as Maxus' Chief Operating Officer.

     Additionally, on March 25, 2005, director and Executive Vice President of Business Development Charles Whatmore resigned from Maxus and our board of directors.

     A copy of the press release announcing Messrs. Powers' and Whatmore's resignations as Chief Operating Officer and a member of our board of directors, respectively, is attached hereto.


Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit
No.                                          Description
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    99.1       Press Release dated March 28, 2005









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MAXUS TECHNOLOGY CORPORATION

                                                By:  /s/ Patrick Mulvey
                                                    ----------------------------
                                                    Patrick Mulvey
                                                    Chief Executive Officer

Date:  March 28, 2005









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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release dated March 28, 2005